                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                               RAYOVAC CORPORATION

                            OFFER FOR ALL OUTSTANDING

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2013

                                 IN EXCHANGE FOR

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2013

                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED
                     PURSUANT TO THE PROSPECTUS DATED       , 2003


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON        , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         U.S. BANK NATIONAL ASSOCIATION


    BY REGISTERED OR CERTIFIED MAIL,           FACSIMILE TRANSMISSIONS
  HAND DELIVERY OR OVERNIGHT DELIVERY:              (651) 495-8158
     U.S. Bank National Association                       or
               EP-MN-WS2N                          (651) 495-8159
          60 Livingston Avenue               (Eligible Institutions Only)
           St. Paul, MN 55107
        Telephone: (800) 934-6802      CONFIRMATION BY TELEPHONE: (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received and reviewed the
prospectus dated       , 2003, referred to as the prospectus, of Rayovac
Corporation, a Wisconsin corporation, and this Letter of Transmittal, which together constitute Rayovac's offer, referred to as the exchange offer, to exchange an aggregate principal amount of up to $350,000,000 of its 8 1/2% Senior Subordinated Notes due 2013 which have been registered under the Securities Act of 1933, as amended, referred to as the exchange notes, for a like principal amount of its issued and outstanding 8 1/2% Senior Subordinated Notes due 2013, referred to as the original notes. Capitalized terms used but not defined herein shall have the same meaning given to them in the prospectus, as it may be amended or supplemented.

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     This letter of transmittal is to be completed by a holder of original notes either if (a) certificates for such original notes are to be forwarded herewith or (b) a tender of original notes is to be made by book-entry transfer to the account of U.S. Bank National Association, the exchange agent for the exchange offer, at the Depository Trust Company, or DTC, pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Original Notes--Book-Entry Transfers" in the prospectus. Certificates or book-entry confirmation of the transfer of original notes into the exchange agent's account at DTC, as well as this letter of transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of original notes into the exchange agent's account at DTC. The term "agent's message" means a message to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that Rayovac may enforce the letter of transmittal against such holder. The agent's message forms a part of a book-entry transfer.

     If original notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than 5:00 p.m., New York City time, on the expiration date, book-entry confirmation of the tender of the original notes into the exchange agent's account at DTC, along with a completed letter of transmittal or an agent's message.

     BY CREDITING THE ORIGINAL NOTES TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND BY COMPLYING WITH THE APPLICABLE PROCEDURES OF DTC'S AUTOMATED TENDER OFFER PROGRAM, OR ATOP, WITH RESPECT TO THE TENDER OF THE ORIGINAL NOTES, INCLUDING BY THE TRANSMISSION OF AN AGENT'S MESSAGE, THE HOLDER OF ORIGINAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL, AND THE PARTICIPANT IN DTC CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH ORIGINAL NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL AS BEING APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH PARTICIPANT AND EACH SUCH BENEFICIAL OWNER HAD PROVIDED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

     Holders of original notes whose certificates for such original notes are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on a timely basis may tender their original notes according to the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery" in the prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

     List below the original notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of original notes should be listed on a separate, signed schedule affixed hereto.

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
                                     DESCRIPTION OF ORIGINAL NOTES
--------------------------------------------------------------------------------------------------------
                                                               AGGREGATE PRINCIPAL
 NAME(S) AND ADDRESS(ES) OF REGISTERED        CERTIFICATE           AMOUNT OF          PRINCIPAL AMOUNT
  HOLDER(S) (PLEASE FILL IN, IF BLANK)         NUMBER(S)*        ORIGINAL NOTES           TENDERED**
--------------------------------------------------------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                              ----------------------------------------------------------

                                                         TOTAL:
--------------------------------------------------------------------------------------------------------

* Need not be completed if original notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes represented by the original notes indicated in column 2. See Instruction 4. Original notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution ____________________________________________

      DTC Account Number _______________________________________________________

      Transaction Code Number __________________________________________________

/ /   CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

      Name(s) of Registered Holder(s)___________________________________________

      Window Ticket Number (if any)_____________________________________________

      Date of Execution of Notice of Guaranteed Delivery________________________

      Name of Eligible Institution which Guaranteed Delivery____________________

      If Guaranteed Delivery is to be Made by Book-Entry Transfer:

      Name of Tendering Institution_____________________________________________

      DTC Account Number________________________________________________________

      Transaction Code Number___________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

      * You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: ___________________.

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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Rayovac the principal amount of original notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the original notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Rayovac all right, title and interest in and to such original notes.

      The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact, with full knowledge that the exchange agent is also acting as agent of Rayovac in connection with the exchange offer and as trustee under the indenture governing the original notes and the exchange notes, with respect to the tendered original notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such original notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Rayovac upon receipt by the exchange agent, as the undersigned's agent, of the exchange notes to be issued in exchange for such original notes, (2) present certificates for such original notes for transfer and to transfer the original notes on the books of Rayovac and (3) receive for the account of Rayovac all benefits and otherwise exercise all rights of beneficial ownership of such original notes, all in accordance with the terms and conditions of the exchange offer.

      The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the original notes tendered hereby, (2) Rayovac will acquire good, marketable and unencumbered title to the tendered original notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the original notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Rayovac or the exchange agent to complete the exchange, sale, assignment and transfer of the original notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the exchange offer.

      The name(s) and address(es) of the registered holder(s) of the original notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such original notes. The certificate number(s) and the original notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered original notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more original notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered original notes will be returned, or, in the case of original notes tendered by book-entry transfer, such original notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

      The undersigned understands that tenders of original notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Notes" in the prospectus and in the instructions attached hereto will, upon Rayovac's acceptance for exchange of such tendered original notes, constitute a binding agreement between the undersigned and Rayovac upon the terms and subject to the conditions of the exchange offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such original notes accrued up to the date of issuance of the exchange notes. The undersigned recognizes that, under certain circumstances set forth in

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the prospectus, Rayovac may not be required to accept for exchange any of the original notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of original notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing original notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of original notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the exchange notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that Rayovac Corporation has no obligation pursuant to "Special Delivery Instructions" to transfer any original notes from a registered holder thereof if Rayovac Corporation does not accept for exchange any of the principal amount of such original notes so tendered.

      By tendering original notes and executing this letter of transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that (1) the exchange notes acquired in the exchange offer are being obtained in the ordinary course of business of the person receiving the exchange notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the exchange notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution" (within the meaning of the Securities Act) of the exchange notes; and (3) neither the holder nor any other person receiving the exchange notes is an "affiliate" (within the meaning of the Securities Act) of Rayovac

      The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the "SEC", as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Rayovac within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of Rayovac, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and (ii) must comply with the registration and prospectus deliver requirements of the Securities Act in connection with any resale transaction.

      If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes, it represents that the original notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such exchange notes pursuant to the exchange offer. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.

      Rayovac has agreed that, to the extent that any participating broker-dealer participates in the exchange offer, Rayovac shall use all commercially reasonable efforts to maintain the effectiveness of the registration statement of which the prospectus forms a part, referred to as the exchange offer registration statement, for a period of 180 days following the consummation of the exchange offer as the same may be extended as provided in the registration rights agreement, is referred to herein as the applicable period. Rayovac has also agreed that, subject to the provisions of the registration rights agreement, the prospectus, as amended or supplemented, will be made available to participating broker-dealers for use in connection with offers to resell, resales or retransfers of exchange notes received in exchange for original notes pursuant to the exchange offer during the applicable period. Rayovac will advise each participating broker-dealer (i) when a prospectus supplement or post-effective amendment has been filed or has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement of the prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the exchange offer registration statement or of the suspension by any state securities commission of the qualification of the exchange notes for offering or sale in any jurisdiction and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the exchange offer registration statement, the prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the exchange offer registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Any participating broker-dealer by tendering original notes and executing this letter of transmittal or effecting delivery of an agent's message in lieu thereof, agrees that, upon receipt of notice from Rayovac of the existence of any fact of the kind described in (iii) and (iv) above, such participating broker-dealer will discontinue disposition of the exchange notes pursuant to the exchange offer registration statement until receipt of the amended or supplemented the prospectus or until Rayovac has given notice that the use of the prospectus may be resumed, as the case may be. If Rayovac gives such notice to suspend the sale of the exchange notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of exchange notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the exchange notes or to and including the date on which Rayovac has given notice that the sale of exchange notes may be resumed, as the case may be.

      As a result, a participating broker-dealer that intends to use the prospectus in connection with offers to resell, resales or retransfers of exchange notes received in exchange for original notes pursuant to the exchange offer must notify Rayovac, or cause Rayovac to be notified, on or prior to the expiration date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the exchange agent at the address set forth in the prospectus under "The Exchange Offer--Exchange Agent."

      The undersigned will, upon request, execute and deliver any additional documents deemed by Rayovac to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby.

      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus under "The Exchange Offer--Withdrawal Rights," this tender is irrevocable.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

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                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (SEE INSTRUCTIONS 2 AND 6)


                                PLEASE SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14
                       OR A FORM W-8; SEE INSTRUCTION 10)

________________________________________________________________________________

________________________________________________________________________________
                            SIGNATURE(S) OF HOLDER(S)

Date: ______________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the original notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)


Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Taxpayer Identification Number: ________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

  ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________

Date: __________________________________________________________________________

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                          SPECIAL ISSUANCE INSTRUCTIONS
                         (SIGNATURE GUARANTEE REQUIRED--
                          SEE INSTRUCTIONS 2, 7 AND 14)

     TO BE COMPLETED ONLY if exchange notes or original notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the original notes whose signature(s) appear(s) above, or if original notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

/ /  Original notes to:

/ /  Exchange notes to:

Name _________________________________________
                (PLEASE PRINT)

Address ______________________________________

______________________________________________

______________________________________________
             (INCLUDE ZIP CODE)

______________________________________________
      TAXPAYER IDENTIFICATION NUMBER

/ / Credit unaccepted original notes tendered by book-entry transfer to the following account at DTC:
________________________________________________________________________________


                          SPECIAL DELIVERY INSTRUCTIONS
                         (SIGNATURE GUARANTEE REQUIRED--
                          SEE INSTRUCTIONS 2, 7 AND 14)

     TO BE COMPLETED ONLY if exchange notes or original notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the original notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.


Deliver (check appropriate box(es))

/ /  Original notes to:

/ /  Exchange notes to:

Name _________________________________________
                (PLEASE PRINT)

Address  _____________________________________

______________________________________________

______________________________________________
             (INCLUDE ZIP CODE)

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                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be completed by a holder of original notes to tender such holder's original notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Original Notes--Book-Entry Transfers" in the prospectus and an agent's message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of original notes into the exchange agent's account at DTC, as well as this letter of transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of original notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message may be transmitted to the exchange agent in lieu of an executed letter of transmittal. Original notes may be tendered in whole or in part in integral multiples of $1,000

      For purposes of the exchange offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of original notes. Only a holder of record may tender original notes in the exchange offer. Any beneficial owner of original notes who wishes to tender some or all of such original notes should arrange with DTC, a DTC participant or the record owner of such original notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

      Holders who wish to tender their original notes and (i) whose certificates for the original notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or prior to the expiration date; or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their original notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery" in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Rayovac Corporation, must be received by the exchange agent on or prior to the expiration date; and (iii) the certificates for the original notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal or a facsimile hereof, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery for all such tendered original notes, all as provided in "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery" in the prospectus.

      The notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight delivery to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For original notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein, "eligible institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

      THE METHOD OF DELIVERY OF CERTIFICATES FOR THE ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO LETTERS OF

TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO RAYOVAC. DELIVERY IS COMPLETE WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES THE ITEMS TO BE DELIVERED. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Rayovac will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal or a facsimile hereof or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES. No signature guarantee on this letter of transmittal is required if:

               a. this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the original notes) of original notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

               b. such original notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 6.

      3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes" is inadequate, the certificate number(s) and/or the principal amount of original notes and any other required information should be listed on a separate, signed schedule which is attached to this letter of transmittal.

      4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all the original notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of original notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Original Notes" on page 3 of this letter of transmittal. In such case, new certificate(s) for the remainder of the original notes that were evidenced by your old certificate(s) will be sent only to the holder of the original notes as promptly as practicable after the expiration date. All original notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of original notes will be accepted only in integral multiples of $1,000.

      5. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of original notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the original notes to be withdrawn, identify the original notes to be withdrawn, including the total principal amount of original notes to be withdrawn, and where certificates for original notes are transmitted, the name of the registered holder of the original notes, if different from that of the person withdrawing such original notes. If certificates for the original notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the original notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of original notes tendered for the account of an eligible institution. If original notes have been tendered pursuant to the procedures for book-entry transfer set forth in the prospectus under "The Exchange Offer--Procedures for Tendering Original Notes--Book-Entry Transfers," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn original notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of original notes may not be rescinded; however, original notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer--Procedures for Tendering Original Notes."

      All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Rayovac, in its sole discretion, which determination of such questions and terms and conditions of the exchange offer will be final and binding on all parties. Neither Rayovac, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

      Original notes tendered by book-entry transfer through DTC that are withdrawn or not exchanged for any reason will be credited to an account maintained with DTC. Withdrawn original notes will be returned to the holder after withdrawal. The original notes will be returned or credited to the account maintained at DTC as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Any original notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.

      6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the original notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any original notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

      If any tendered original notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

      If this letter of transmittal, any certificates or bond powers or any other document required by the letter of transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Rayovac, must submit proper evidence satisfactory to Rayovac, in its sole discretion, of each such person's authority so to act.

      When this letter of transmittal is signed by the registered owner(s) of the original notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless exchange notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

      If this letter of transmittal is signed by a person other than the registered owner(s) of the original notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Rayovac or the trustee for the original notes may require in accordance with the restrictions on transfer applicable to the original notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

      7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If exchange notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if exchange notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of original notes tendering original notes by book-entry transfer may instruct that original notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for original notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the original notes not exchanged were tendered by book-entry transfer, such original notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

      8. IRREGULARITIES. Rayovac will determine, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered original notes, which determination and interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. Rayovac reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to Rayovac, be unlawful. Rayovac also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any condition or irregularity in any tender of original notes by any holder, whether or not we waived similar conditions or irregularities in the case of other holders. Rayovac's interpretation of the terms and conditions of the exchange offer, including this letter of transmittal and the instructions hereto, will be final and binding on all parties. A tender of original notes is invalid until all defects and irregularities have been cured or waived. Neither Rayovac, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

      9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the prospectus, the letter of transmittal, the notice of guaranteed delivery and Forms W-8 (as defined in Instruction 10) may be obtained from the exchange agent at the address and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

      10. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORMS W-8. Under the United States federal income tax laws, interest paid to holders of exchange notes received pursuant to the exchange offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and certifies that the number provided is correct and further certifies that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the exchange agent with such holder's correct TIN (or with a certification that such holder is awaiting a TIN) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

      Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the exchange agent. Exempt holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the exchange agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Substitute Form W-9. See the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional instructions.

      If backup withholding applies, Rayovac may be required to withhold at the applicable rate on interest payments made to a holder of exchange notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding with respect to interest payments on the exchange notes, a holder should notify the exchange agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

      To avoid backup withholding with respect to interest payments on the exchange notes, a holder is required to give the exchange agent the TIN of the registered holder of the exchange notes. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the exchange notes are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional guidelines on what number to report. If the exchange agent is provided with an incorrect TIN, the holder may be subject to a $500 penalty imposed by the IRS.

      11. WAIVER OF CONDITIONS. Rayovac reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the prospectus.

      12. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of original notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of original notes for exchange.

      None of Rayovac, the exchange agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

      13. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing original notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

      14. SECURITY TRANSFER TAXES. Except as provided below, holders who tender their original notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the original notes tendered; (ii) tendered original notes are registered in the name of any person other than the person signing this letter of transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of original notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

      Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the original notes specified in this letter of transmittal.

      15. INCORPORATION OF LETTER OF TRANSMITTAL. This letter of transmittal shall be deemed to be incorporated in any tender of original notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this letter of transmittal on behalf of itself and the beneficial owners of any original notes so tendered.

SUBSTITUTE                            NAME:

                                      Please check the appropriate box:

FORM W-9                              / / Individual Sole Proprietor    / /  Corporation    / /  Partnership    / /  Other ________
Department of
Treasury                              PART 1-PLEASE PROVIDE YOUR TIN IN THE                       Social security number or
Internal Revenue Service              BOX AT RIGHT AND CERTIFY BY SIGNING                      Employer identification number
                                      AND DATING BELOW.
                                                                                               _______________________________

Payor's Request for Taxpayer          PART 2-Certification-Under Penalties of Perjury,
Identification Number ("TIN")         I certify that:

                                      (1)   the number shown on this form is my correct
                                            Taxpayer Identification Number (or I am
                                            waiting for a number to be issued to me) and
                                      (2)   I am not subject to backup withholding either
                                            because (a) I am exempt from backup
                                            withholding, or (b) I have not been notified                   PART 3-
                                            by the Internal Revenue Service ("IRS") that I            Awaiting TIN / /
                                            am subject to backup withholding as a result
                                            of failure to report all interest or
                                            dividends, or (c) the IRS has notified me that
                                            I am no longer subject to backup withholding;
                                            and
                                      (3)   I am a U.S. person.

                                      Certification Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                      SIGNATURE ___________________________________  DATE    _________  , 2002
                                      NAME      ______________________________________________________________
                                      ADDRESS   ______________________________________________________________
                                      CITY      ______________________  STATE  _________  ZIP CODE  __________

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE, AS WELL AS FUTURE DIVIDEND PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" ON SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

________________________________         ________________________________, 2002
           Signature                                   Date

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                               SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:                              Give the social security number of--
---------------------------------------------------------------------------------------------------
1.   Individual                                        The Individual

2.   Two or more individuals (joint account)           The actual owner of the account or, if
                                                       combined funds, the first individual on the
                                                       account(1)

3.   Custodian account of a minor (Uniform Gift to     The minor(2)
     Minors Act)

4.   a.   The usual revocable savings trust account    The grantor-trustee(1)
          (grantor is also trustee)

     b.   So-called trust account that is not a        The actual owner(1)
          legal or valid trust under state law

5.   Sole proprietorship                               The owner(3)
---------------------------------------------------------------------------------------------------
For this type of account:                              Give the employer identification number of--
---------------------------------------------------------------------------------------------------
6.   Sole proprietorship                               The owner(3)

7.   A valid trust, estate, or pension trust           The legal entity(4)

8.   Corporate                                         The corporation

9.   Association, club, religious, charitable,         The organization
     educational, or other tax-exempt organization

10.  Partnership                                       The partnership

11.  A broker or registered nominee                    The broker or nominee

12.  Account with the Department of Agriculture in     The public entity
     the name of a public entity (such as a state
     or local government, school district, or
     prison) that receives agricultural program
     payments
--------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX FORM or visiting the IRS's Internet website at www.irs.gov, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

- An international organization or any agency or instrumentality thereof.

- A foreign government or any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

-    A corporation.
-    A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
-    A real estate investment trust.
-    A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
-    A middleman known in the investment community as a nominee or custodian.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
-    A foreign central bank of issue.
-    A trust exempt from tax under Section 664 or described in Section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

-         Payments to nonresident aliens subject to withholding under
          Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
-    Payments of patronage dividends not paid in money.
-    Payments made by certain foreign organizations.
-         Section 404(k) payments made by an ESOP

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

-         Payments of interest on obligations issued by individuals. Note:
     You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
-         Payments described in Section 6049(b)(5) to nonresident aliens.
-         Payments on tax-free covenant bonds under Section 1451.
-         Payments made by certain foreign organizations.
-         Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST PROVIDE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to the payer, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to the payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including times and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                        2